Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Walgreens Boots Alliance, Inc., a Delaware corporation (the "Company"), on Form 10-K for the year ended August 31, 2024 as filed with the Securities and Exchange Commission (the "Report"), I, Timothy C. Wentworth, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy C. Wentworth
Timothy C. Wentworth
Chief Executive Officer
Dated: October 15, 2024